UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2019

Alpha Pro Tech, Ltd.

(Exact name of registrant as specified in its charter)

Delaware, U.S.A.	01-15725	63-1009183
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

60 Centurian Drive, Suite 112
Markham, Ontario, Canada		L3R 9R2
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (905) 479-0654

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⃞	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⃞	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⃞	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	APT	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ⃞

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ⃞

Item 5.07.           Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Shareholders (the “Annual Meeting”) of Alpha Pro Tech, Ltd. (the “Company”) was held on June 11, 2019. Summarized below are descriptions of the matters voted on at the Annual Meeting and the final results of such voting:

Proposal 1 – Election of Directors. The shareholders elected each of the director nominees to serve as directors during the ensuing year. The result of the vote taken at the Annual Meeting was as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes

Lloyd Hoffman	3,516,995	127,585	5,162,827

Donna Millar	3,511,605	132,975	5,162,827

John Ritota	3,520,653	123,927	5,162,827

Russell Manock	3,475,175	169,405	5,162,827

Danny Montgomery	3,517,595	126,985	5,162,827

David R. Garcia	3,466,725	177,855	5,162,827

James Buchan	3,512,400	132,180	5,162,827

Proposal 2 – Ratification of the Appointment of Independent Registered Public Accounting Firm. The shareholders ratified the appointment of Tanner LLC as the Company’s independent registered public accounting firm for the year ending December 31, 2019. The result of the vote taken at the Annual Meeting was as follows:

Votes For	Votes Against	Abstentions

8,741,867	52,239	13,301

Proposal 3 – Advisory Vote on Executive Compensation. The shareholders adopted a resolution approving, on an advisory basis, the compensation paid to the Company’s named executive officers, as disclosed in the Company’s 2019 proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission. The result of the vote taken at the Annual Meeting was as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes

3,420,640	192,187	31,753	5,162,827

Proposal 4 – Advisory Vote on Frequency of Future Advisory Votes on Executive Compensation. The shareholders voted to approve, on an advisory basis, the frequency of future advisory votes on the compensation of the Company’s named executive officers, as disclosed in the Company’s 2019 proxy statement. The result of the vote taken at the Annual Meeting was as follows:

Every Year	Every Two Years	Every Three Years	Abstentions	Broker Non-Votes

3,330,715	14,097	283,628	16,140	5,162,827

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALPHA PRO TECH, LTD.

Date: June 14, 2019	By:	/s/ Colleen McDonald
Colleen McDonald
Chief Financial Officer